EXHIBIT 10.56



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                      SECOND AMENDMENT TO AGREEMENT OF SALE
                                    PARCEL II
                             AIRPORT BUSINESS CENTER
                              TINICUM TOWNSHIP, PA


         THIS AMENDMENT is made this 17th day of December, 1996, by and among HENDERSON/TINICUM PARTNERSHIP, a Pennsylvania general partnership, INTERNATIONAL COURT II LIMITED PARTNERSHIP, a Pennsylvania limited partnership, INTERNATIONAL COURT III JOINT VENTURE, a Pennsylvania general partnership, WILBUR C. HENDERSON & SON, a Pennsylvania general partnership, and DAVID C. HENDERSON, an individual (hereinafter collectively referred to as "Sellers" and each individually as "Seller"), and CALI REALTY ACQUISITION CORPORATION ("Buyer"), a Delaware corporation.

                                   BACKGROUND

         A. Sellers and Buyer have entered into a certain Agreement of Sale dated October 23, 1996, as amended by an Amendment to Agreement of Sale dated December 3, 1996 (as amended, the "Agreement of Sale"), pursuant to which each Seller agreed to sell to Buyer certain property owned by it, and Buyer agreed to purchase from each Seller such property, all of which such property is commonly known as the Airport Business Center, Parcel II, and is located in Tinicum Township, Delaware County, Pennsylvania, and more fully described in the Agreement of Sale.

         B. The Sellers and Buyer desire to amend the Agreement of Sale.

         C. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement of Sale.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         1. The Henderson Group Lease. At Closing and as a condition to Buyer's obligations hereunder and under the Agreement of Sale, International Court II Limited Partnership, shall cause The Henderson Group, Inc. to execute and deliver to Buyer an amendment (the "Lease Amendment") to its existing lease for Suite 210 in the International Court II Building (the "Lease"). At Closing, and as a condition to Buyer's obligations hereunder and under the Agreement of Sale, Wilbur C. Henderson & Son and David C. Henderson shall execute and deliver to Buyer a guaranty of lease agreement pursuant to which each of them shall guaranty and become a surety for the obligations of The Henderson Group, Inc. under the Lease (the "Henderson Guaranty"). The Lease Amendment and the Guaranty shall be in the form attached hereto as Exhibits "A" and "B", respectively.

         2. Declaration. The Buildings and the Parcel are encumbered by a Declaration of Airport Business Center Protective Covenants and Easements dated April 25, 1986, amended by a First Amendment dated April 5, 1989, and clarified by a Clarification of First Amendment dated October 31, 1989, all of which are
recorded  in  the  Recorder  of  Deeds  Office  in  and  for  Delaware   County,
Pennsylvania   (the  "Recorder's   Office")  (as  amended  and  clarified,   the
"Declaration"). By that Declarant Assignment dated September 1, 1987 and recorded in the Recorder's Office at Volume 660, page 1320, all of the rights of the Declarant (as defined in the Declaration) where assigned to Wilbur C. Henderson & Son and David C. Henderson.
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                  Wilbur  C.  Henderson  & Son and  David C.  Henderson  for the
purposes of this Amendment are sometimes hereinafter referred to collectively as, the "Declarant". At Closing, and as a condition to Buyer's obligations hereunder and under the Agreement of Sale, Sellers shall cause Declarant to:

                  A. Execute and deliver to Buyer an instrument, in form and substance reasonably acceptable to Buyer and in recordable form, providing for the amendment of the Declaration to release and remove the rights, benefits and obligations of the Declaration and the Declarant (other than Article II thereunder) from the Buildings and the Parcel, including, among other things, the deletion of Article III, the deletion of any right by Declarant to make any assessments against any Building or the Parcel, the deletion of any requirement by the owner of any Building or the Parcel to make any payments or contributions to Declarant and the removal of any right of Declarant to place a lien against any Building or the Parcel.

                  B. Execute and deliver to Buyer an instrument, in form and substance reasonably acceptable to Buyer and in recordable form, terminating the easements for storm water detention facilities burdening that portion of the Parcel identified as Lot 4 of Parcel II of the Airport Business Center on the Airport Business Center Plan (as defined in the Declaration), and designating the Airport Business Center Common Areas burdening any Building or the Parcel as Airport Business Center Limited Common Areas (as defined in the Declaration).

                  C. Execute and deliver to Buyer an instrument, in form and substance reasonably acceptable to Buyer and in recordable form, pursuant to which Declarant for themselves and their successors and assigns shall covenant and agree to waive any requirements imposed against any Building or the Parcel or any owner thereof or and waive any rights granted to Declarant under Article II of the Declaration as they relate to any Building or to the Parcel.

                  D. Execute and deliver such documents and plans as may be reasonably requested by Buyer to further the intent of this Paragraph.

                  Following Closing, Declarant agrees to use its reasonable efforts to cause the Owners of all Building Sites (as defined in the Declaration) to execute and deliver an amendment to the Declaration releasing and removing the Buildings and the Parcel from the burden and benefit of the Declaration, including Article II of the Declaration. The foregoing sentence shall not limit the obligations of the Declarant set forth above.

         3. Legal Description. Each Seller agrees that the Deed that it shall deliver shall, at Buyer's option, contain a legal description of the Building or Parcel that such Seller is conveying based upon the final survey thereof to be prepared by Brandywine Valley Engineers, Inc., a copy of which will be provided to each Seller, but in no event shall any Seller be required to convey any property that it does not own.

         4. Closing. Closing shall occur on or before December 20, 1996.

         5. Deposit. Buyer shall deliver to Title Company the Second Deposit of $250,000 upon the full execution of this Amendment.

         6. Remedies - Parcel. In the event Buyer defaults in its performance of its obligations set forth in Paragraph 26 of the Agreement of Sale Wilbur C. Henderson & Son and David C. Henderson shall be entitled to exercise any and all rights and remedies that may be available at law or in equity. The Form of Cali Guaranty attached to the Agreement of Sale as Exhibit "G" shall be modified to clarify that Cali Realty Corporation's obligations are primary.
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         7. No Other Changes.  Except as specifically  amended by the foregoing, all of the terms, conditions, covenants and agreements in the Agreement of Sale shall remain unaltered and of full force and effect.

         8. Miscellaneous. This Amendment shall be governed and construed according to the laws of the Commonwealth of Pennsylvania. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

         9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as to any party whose signature appears thereon, and all of which when taken together shall constitute one and the same instrument. The parties agree to accept and rely on facsimile copies of signatures as originals. The parties may rely on facsimile copies as originals.

         10. Survival. The provisions of this Amendment shall survive the Closing and shall not merge into the Deeds.


         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be signed the day and year first above written.


                          SIGNATURES ON FOLLOWING PAGE

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                                     SELLERS:

                                     HENDERSON/TINICUM PARTNERSHIP

                                 By: HENDERSON DELAWARE CORP., general
                                     partner

                                 By: _________________________________

                                     HENDERSON LESTER CORP., general partner

                                 By: _________________________________

                                     INTERNATIONAL COURT II LIMITED PARTNERSHIP

                                 By: HENDERSON INTERSTATE CORP., its sole
                                     general partner

                                 By:_________________________________


                                     INTERNATIONAL COURT III JOINT VENTURE

                                 By: HENDERSON STEVEN CORP., general partner

                                 By:_________________________________


                                     ADWIN REALTY COMPANY, general partner

                                 By:_________________________________


                                     WILBUR C. HENDERSON & SON

                                 By:_________________________________
                                           General Partner

                                 By:_________________________________
                                           General Partner


                     SIGNATURES CONTINUED ON FOLLOWING PAGE

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                                      ---------------------
                                         DAVID C. HENDERSON


                                     BUYER:

                                     CALI REALTY ACQUISITION CORPORATION

                                 By:_________________________________